ACTIVE/129084123.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Adicet Bio, Inc.

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ACTIVE/129084123.1

Your Vote Counts! ADICET BIO, INC. 2024 Annual Meeting Vote by June 4, 2024 11:59 PM ET ADICET BIO, INC. 131 DARTMOUTH STREET, FLOOR 3 BOSTON, MASSACHUSETTS 02116 V44759-P08668 You invested in ADICET BIO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2024. *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 5, 2024 5:00 PM EDT Virtually at: www.virtualshareholdermeeting.com/ACET2024 *Please check the meeting materials for any special requirements for meeting attendance.

ACTIVE/129084123.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect two class III directors, to serve for a three-year term ending at the Annual Meeting of Stockholders to be held in 2027. Nominees: For 01) Michael G. Kauffman, M.D., Ph.D. 02) Andrew Sinclair, Ph.D. 2. To amend the Adicet Bio, Inc. Second Amended and Restated 2018 Stock Option and Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan by 5,000,000 shares of common stock. For 3. To amend the Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000. For 4. To amend the Third Amended and Restated Certificate of Incorporation to limit the liability of certain of the Company’s officers as permitted by Delaware law. For 5. To ratify, on a non-binding advisory basis, the compensation of our named executive officers. For 6. To ratify, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. 1 Year 7. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V44760-P08668